SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2012

SupportSave Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-143901	98-0534639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Cahuenga Blvd. W., Ste 114 Los Angeles, CA 90068	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-430-4300

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On February 17, 2012, we entered into an Asset Purchase Agreement (the “Agreement”) with Global Services Corporation, a Republic of Seychelles corporation (“GSC”) for the acquisition of certain assets in exchange for cash and a promissory note. GCS owns and operates a remote technical support business and we have agreed to purchase selected assets in association with that business from GCS that we believe will complement our own business model. The acquired assets consist of intellectual property, namely the websites www.techbuddha.com and www.virtualpcdoctor.com, customer lists, contracts, service records and goodwill.

We have also agreed to assume certain liabilities associated with the contracts and customer support agreements we acquired in the transaction.

The total purchase price consists of $1,170,000 and 1,656,834 shares of our common stock. We have agreed to deliver $30,000 at execution of the Agreement, $100,000 at closing and the balance in the form of a promissory note. The no-interest promissory note will provide for monthly installment payments at a rate of $57,000 that will commence on March 15, 2012 and continue until paid in full.

In addition, GCS agreed to not engage any in business that competes with a remote technical support business for a period of 3 years.

A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

These securities were issued pursuant to Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder. The holders represented their intention to acquire the securities for investment only and not with a view towards distribution. The investors were given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising.

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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

A copy of the press release relating to the acquisition of the assets described herein is attached as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)     Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed. This Current Report on Form 8-K is filed for precautionary purposes pending further review by the Company as the Company does not believe that the acquisition involved a significant amount of assets under Item 2.01 of Form 8-K.

(b)     Pro forma financial information.

To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed. This Current Report on Form 8-K is filed for precautionary purposes pending further review by the Company as the Company does not believe that the acquisition involved a significant amount of assets under Item 2.01 of Form 8-K.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated February 17, 2012
99.1	Press Release Dated February 22, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SupportSave Solutions, Inc.

/s/ Christopher Johns

Christopher Johns

Chief Executive Officer

Date: February 22, 2012